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EXHIBIT 10.16i



                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT



    AMENDMENT NO. 1, dated as of October 31, 1998 among SELECTIVE INSURANCE GROUP, INC., a New Jersey corporation ("Selective"), having an office at 40 Wantage Avenue, Branchville, New Jersey 07826, SELECTIVE INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("SICA"), having an office at 40 Wantage Avenue, Branchville, New Jersey 07826, and JAMIE OCHILTREE, III, having an address at 21 Lambert Drive, Sparta, New Jersey 07871 (the "Executive"), to Employment Agreement dated as of October 31, 1995 among SICA and the Executive (the "Employment Agreement").

    WHEREAS, SICA and the Executive have executed and delivered the Employment Agreement and Selective has guaranteed all of the obligations of SICA as the Employer under the Employment Agreement; and

    WHEREAS, the parties hereto desire to amend the Employment Agreement to modify the description of the duties of the Executive as set forth in
Section 4(a) of the Employment Agreement, to extend the term thereof and to modify the Salary (as defined in Section 3 of the Employment Agreement) provided for therein.

    THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

    1. The term of employment under the Employment Agreement is hereby extended for a period of three (3) years commencing October 31, 1998 (the "Renewal Term"), and all references in the Agreement to the term thereof or the Executive's term of employment thereunder shall include the Renewal Term.

    2. The Salary, as defined and provided for in Section 3 of the Employment Agreement, shall be paid to the Executive during the Renewal Term at a rate of not less than One Hundred Ninety Seven Thousand Six Hundred Dollars ($197,600.00) per year.


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    3.  The Executive is presently serving as an Executive Vice President of
SICA and Selective, and all references in the Employment Agreement to Executive serving as Senior Vice President of the Company (as defined in the Employment Agreement) are hereby amended to refer to the Executive as an Executive Vice President of the Company (as defined in the Employment Agreement) and Selective.

    4. Selective reaffirms that it guarantees to the Executive the full performance by SICA of all of its obligations under the Employment Agreement as amended herein.

    5. Except as amended herein, the Employment Agreement shall continue in full force and effect on and after the date hereof.

    IN WITNESS WHEREOF, this Amendment has been duly executed by the Executive and on behalf of Selective and SICA by their duly authorized officers, as of the date and year first above written.



                                    SELECTIVE INSURANCE GROUP, INC.


                                     By:/S/ James W. Entringer
                                        ------------------------
                                        Name:  James W. Entringer
                                        Title: Chairman and Chief
                                        Executive Officer


                                    SELECTIVE INSURANCE COMPANY
                                    OF AMERICA


                                     By:/s/ James W. Entringer
                                        ------------------------
                                        Name:  James W. Entringer
                                        Title: Chairman and Chief
                                        Executive Officer


                                        /s/ Jamie Ochiltree, III
                                        ------------------------
                                        Executive